                          VANGUARD/WINDSOR FUNDS, INC.
                             VANGUARD/WINDSOR FUND
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

The Board of Directors of Vanguard/Windsor Fund (the "Fund") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), the Fund's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Fund will pay WMC a basic advisory fee at the end of each fiscal quarter, calculated by applying the following annual percentage rates to the Fund's average month-end net assets for the quarter:

          NET ASSETS                     ANNUAL BASIC FEE RATE
          ----------                     ---------------------

          First $17.5 billion                    0.125%
          Over $17.5 billion                     0.100

     Both the current and revised agreements provide that the Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Fund relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") for the same period.

     The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to WMC under the new advisory agreement:

     Cumulative 36- Month                               Performance Fee
     Performance versus the S&P 500 Index                  Adjustment
     ------------------------------------                  ----------

     First $17.5 Billion of Assets:
          Less than -12%                              -0.67 x Basic Fee*
          Between -12% and -6%                        -0.33 x Basic Fee
          Between -6% and 6%                             0  x Basic Fee
          Between 6% and 12%                           0.33 x Basic Fee
          More than 12%                                0.67 x Basic Fee

     Assets Over $17.5 Billion:
          Less than -12%                              -0.90 x Basic Fee
          Between -12% and -6%                        -0.45 x Basic Fee
          Between -6% and 6%                             0  x Basic Fee
          Between 6% and 12%                           0.45 x Basic Fee
          More than 12%                                0.90 x Basic Fee

--------------------
* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same 36-month period over which the performance is measured.

     Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending April 30, 1999, and until that date, will be calculated according to certain transition rules. This revised investment advisory agreement replaces the Fund's existing agreement with the adviser dated as of June 19, 1985, and will go into effect on or about June 1, 1996. Until this date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.
                                                                            AFWN